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                                                                    EXHIBIT 10.8

VERDISYS

                                                       Verdisys, Inc.
                                                       65 Enterprise
                                                       Aliso Viejo, CA 92656
                                                       Toll Free: (949) 330-7710
                                                       Web: www.verdisys.com

                                SERVICE CONTRACT
                         APACHE CORP. AND VERDISYS, INC

                               September 11, 2002

SCOPE OF PROJECT

Apache Corporation ("Apache") would like to engage Verdisys, Inc. ("Verdisys") to provide high-speed satellite connectivity to remote operations within the United States.

1.0 SATELLITE SYSTEMS

1.1 VERDISYS SATELLITE RETURN SYSTEMS

Verdisys will provide shipments and installation of (4) four Verdisys SkyStar satellite return systems to sites in South Texas and Louisiana chosen by Apache.

       SkyStar VSAT Outdoor Equipment:      SkyStar VSAT Indoor Equipment:
         1.2-m antenna                        IFL cable, RG6 and RG8
         1 W linear TXB                       SkyStar broadband VSAT
         LNB and Feed Assembly

2.0 BANDWIDTH SERVICES (ALL - INCLUSIVE LEASE RENTAL)

2.1 MONTHLY BANDWIDTH SERVICE

Monthly bandwidth services will be billed at a rate of $252.20* on a 36-month contract.

*Bandwidth, Hardware, Install, Shipping & Handling, Training and Taxes all included.

     ALL INCLUSIVE LEASE RENTAL PRICING (NO UPFRONT COST)

       512 - 250            128 - 60               $252.20*

     * Hardware, Bandwidth, Install, Shipping & Handling and Taxes all included.

3.0 RESPONSIBILITIES OF PARTIES

3.1 VERDISYS SUPPORT

Verdisys will provide support for the satellite return systems and the basic connectivity, to the point of connection to Apache's computer, server, port, hub or VPN router.

3.2 APACHE SUPPORT

Apache agrees to provide sufficient, free and safe access to Apache facilities to permit timely installation of products and/or performance of services. Apache is responsible for integration and interconnection of Verdisys products and services with Apache's internal networks.

4.0 WARRANTIES AND LIMITATIONS

4.1 TERMS AND CONDITIONS

All warranties related to Verdisys hardware and Verdisys services are contained in the separate SLA document included with this Contract.

4.2 PERFORMANCE

Verdisys will provide business class bandwidth systems with 5 static IP addresses per site.

Proposal Order and Service Contract - Apache and Verdisys, Inc.                1
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FOR VERDISYS:                               Dan Williams
                                            Verdisys, Inc.
                                            65 Enterprise
                                            Aliso Viejo, CA 92656
                                            (949) 330-7710

FOR APACHE CORP.:                           Norm Hagen
                                            Apache Corp.
                                            2000 Post Oak Blvd., Suite 100
                                            Houston, Texas 77056-4400

SIGNATURES:

APACHE CORP.                                     VERDISYS, INC.
By: Norman G. Hagen                              By: Dan Williams
Signature /s/ Norman G. Hagen                    Signature /s/ Dan Williams
          --------------------                             -------------------
Date: 10/30/2002                                 Date: 11/1/02

Proposal Order and Service Contract - Apache and Verdisys, Inc.                2